EXHIBIT 10.39
                           CLIFFWOOD OIL & GAS CORP.
                  FIRST AMENDMENT TO SHAREHOLDERS' AGREEMENT

      THIS FIRST AMENDMENT TO SHAREHOLDERS' AGREEMENT ("Amendment") is dated as of May 30, 1997 by and among Clifford Oil & Gas Corp., a Texas corporation (the "Company"), and each the persons signatory hereto who are all shareholders of the Company. This Amendment is the first amendment to the Shareholders' Agreement dated as of May 21, 1996, by and among the Company and all of the persons and entities who were shareholders of the Company on such date ("Original Agreement"). This Amendment adds as a party to the Original Agreement one entity which became a holder of the Company's stock after the date of the Original Agreement. Capitalized terms used and not otherwise defined in this Amendment have the meanings assigned to them in the Original Agreement. The Original Agreement, as modified by this Amendment and any subsequent amendments which may hereafter be executed and delivered by all parties, is hereinafter designated the "Amended Agreement." Reference is hereby made (i) to that certain Common Stock and Warrant Purchase Agreement by and between the Company and First Union Capital Partners, Inc., a Virginia corporation ("First Union"), dated as of May 30, 1997 (the "Purchase Agreement"), and (ii) to that certain Co-Sale Agreement by and among First Union, V&C Energy Limited Partnership, a Michigan limited partnership, and Energy Resource Associates, Inc., a Texas corporation, dated as of May 30, 1997 (the "Co-Sale Agreement").

SECTION 1. ADDITIONAL SHAREHOLDER. By its signature below, First Union Capital Partners, Inc. hereby agrees to be bound by the terms of the Original Agreement.

SECTION 2. ACCEPTANCE OF ADDITIONAL PARTIES TO ORIGINAL AGREEMENT. Each of the parties to the Original Agreement hereby accepts the addition of the entity listed in Section 1 above as an additional Shareholder, effective as of the date of this Amendment for all purposes.

SECTION 3. FUTURE ADDITIONAL SHAREHOLDERS. From time to time additional Persons may become Shareholders and become subject to and bound by the terms of the Amended Agreement solely by executing and delivering to the Company an Additional Signature Page to Shareholders' Agreement in the form attached hereto as Exhibit "A". No further amendment to this Agreement or the Original Agreement shall be necessary to effect such action.

SECTION 4. ENDORSEMENT OF STOCK CERTIFICATES. All certificates representing Stock now owned by the Persons listed in Section 1 above shall be endorsed on the back thereof as required by Section 5 of the Original Agreement as soon as practicable following execution of this Amendment by all parties. Similarly, all certificates representing Stock owned by any Person who becomes a Shareholder in the future by delivering an Additional Signature Page to Shareholders' Agreement in accordance with Section 3 of this Amendment shall be endorsed on the back thereof as required by Section 5 of the Original Agreement as soon as practicable following delivery of such Additional Signature Page to Shareholders' Agreement.

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SECTION 5. FIRST UNION EXCEPTIONS. Sections 2 and 3 of the Original Agreement
shall not apply to First Union in the event that First Union makes a Disposition
(a) to any of its Affiliates or Subsidiaries (as such terms are defined in the Purchase Agreement) or employees, (b) pursuant to Article 9 or 10 of the Purchase Agreement, (c) pursuant to the Co-Sale Agreement, (d) to any person or entity pursuant to an offering registered under the Securities Act of 1933 or through a broker, dealer or market maker pursuant to the provisions of Rule 144 adopted under the Securities Act of 1933 (or any successor rule then in effect), or (e) pursuant to a Cash-Out Transaction (as that term is defined in the Purchase Agreement).

SECTION 6.  MISCELLANEOUS.

      (a) This Amendment shall be subject to and governed by the laws of the State of Texas and each of the parties hereto hereby irrevocably attorns to jurisdiction and venue in Harris County, Texas.

      (b) This Amendment shall be binding upon and inure to the benefit of the Company and the Shareholders, and their respective heirs, devisees, Personal Representatives, successors and permitted assigns.

      (c) This instrument and the Original Agreement constitute the entire agreement of the parties hereto with respect to the ownership of Stock and there are no other agreements, whether oral or written, among all the parties hereto with respect to the ownership of such Stock.

      (d) The captions of this Amendment are for convenience only and shall not be considered a part of, nor effect the construction of interpretation of, any provision of this Agreement.

      (e) This Amendment may be executed simultaneously in two or more counterparts, each of which shall in such event be deemed an original but all of which together shall constitute one and the same instrument.


/S/ PAUL KAMENY
PAUL KAMENY, Trustee

/S/ DICK GLOVER
DICK GLOVER

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